Earnings per Share	12 Months Ended
Dec. 31, 2021
Earnings per share [abstract]
Earnings per Share	Earnings per Share

Basic earnings per share (EPS) is calculated by dividing the profit / (loss) for the year attributable to ordinary equity holders of the parent by the weighted average number of ordinary shares outstanding during the year.

Diluted EPS is calculated by dividing the profit / (loss) attributable to ordinary equity holders of the parent by the weighted average number of ordinary shares outstanding during the year plus the weighted average number of ordinary shares that would be issued on conversion of all the dilutive potential ordinary shares into ordinary shares.

On September 18, 2019, we effected a 1:18 share split by issuing 206,595,492 shares by way of a capital increase from our own funds; thus, no outside proceeds were received. This capital increase came into effect upon registration with the commercial register (Handelsregister). The accompanying financial statements and notes to the financial statements including the EPS information below which relate to the period before September 18, 2019, give retroactive effect to the share split.

The following table reflects the income and share data used in the basic and diluted EPS calculations:

	Years ended December 31,
(in millions)	2021	2020	2019
Profit / (loss) attributable to ordinary equity holders of the parent for basic earnings	€10,292.5	€15.2	€(179.1)

Weighted average number of ordinary shares for basic EPS	244.0	235.4	211.5
Effects of dilution from share options	15.7	13.1	—
Weighted average number of ordinary shares adjusted for the effect of dilution	259.7	248.5	211.5

Earnings per share(1)
Basic profit / (loss) for the period per share	€42.18	€0.06	€(0.85)
Diluted profit / (loss) for the period per share	€39.63	€0.06	€(0.85)

(1)
Capital increase due to 1:18 share split occurred on September 18, 2019. Retroactive effect is reflected in number of shares which relate to the period before the share split.

In January 2022, we announced a new research, development and commercialization collaboration with Pfizer to develop a potential first mRNA-based vaccine for the prevention of shingles (herpes zoster virus, or HZV). Under the terms of the agreement, we issued 497,727 ordinary shares with the nominal amount of €0.5 million to Pfizer which were registered with the commercial register (Handelsregister) on March 24, 2022.

Share options were not included in the calculation of diluted EPS for periods in which they were antidilutive; i.e., for the periods in which a loss was incurred.